TIFF INVESTMENT PROGRAM, INC. (TIP)
                         SUPPLEMENT DATED MARCH 1, 2001
                    TO THE PROSPECTUS DATED DECEMBER 8, 2000


Effective March 1, 2001, the TIP Prospectus dated December 8, 2000 is revised as follows:

The second paragraph of page 24 is deleted and replaced with the following:

     Emerging Markets Management, LLC (1001 Nineteenth Street North, 16th Floor, Arlington, VA 22209) is compensated based on assets. The manager receives a monthly fee at an annual rate of 1.25% of the average daily net assets of its portfolio. Antoine W. van Agtmael (president, CIO) has been a portfolio manager with Emerging Markets Management since 1987 and has managed assets for the Fund since 1994.